UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      December 30, 2013

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

                                                      Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amendment No. 2 to Convertible Loan Agreement. On December 30, 2013, Hickok Incorporated (the “Company”) and Roundball LLC, an Ohio limited liability company (“Roundball”) entered into Amendment No. 2 (“Amendment No. 2”) which modifies that certain Convertible Loan Agreement (the “Convertible Loan Agreement”), dated December 30, 2011, between the Company, Roundball, and the Aplin Family, and solely with respect to Section 3 thereof, Robert L. Bauman (“Bauman”).

Under the terms of the  original Convertible Loan Agreement,  Roundball was provided with the right, exercisable at its option, to cause the Company to borrow up to $466,879.88 from Roundball (the “Roundball Option”). Amendment No. 1 to the Convertible Loan Agreement provided the Company with the right to cause Roundball to lend up to $250,000 to it, less any amounts outstanding under the Roundball Option (the “Borrower Option”) under a convertible note to Roundball (the “Borrower Option Note”) on the terms and conditions applicable to any borrowings that may be made under the terms of the Convertible Loan Agreement pursuant to the exercise of the Roundball Option.  Both the Roundball Option and the Borrower Option were set to expire on December 30, 2013.

The description of the Convertible Loan Agreement and Amendment No. 1 thereto set forth in the Company’s Reports on Form 8-K dated December 30, 2011 and December 30, 2012, respectively, are incorporated herein by reference.

Amendment No. 2 amends the existing Convertible Loan Agreement to, among other things, (i) extend the Roundball Option to December 30, 2014, (ii) extend the Borrower Option to December 30, 2014 and (iii) specify that amounts outstanding under loans made pursuant to the Roundball Option and the Borrower Option shall bear interest at a rate of 0.25% per annum.
Roundball is an affiliate of Steven Rosen, a Director of the Company.  The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the copy thereof which is attached hereto as Exhibits 10.1 and incorporated by reference in this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

As described in Item 1.01, the Company extended the maturity dates of the Roundball Option and Borrower Option to December 30, 2014.  If both options are exercised by Roundball and the Company in their full amounts, respectively, than a maximum of 387,504 Conversion Shares may be issued in exchange for $716,879.88 of indebtedness under such convertible notes (collectively, the “Offering”).

The securities issued by the Company under the Offering are exempt from registration under Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”). This exemption was relied upon, in part, because Roundball has represented that it (i) is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act; (ii) has reviewed the forms, statements, certifications, reports and documents required to be filed or furnished by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and such additional information concerning the Company as it deems necessary or appropriate to make an informed investment decision with respect to the transactions contemplated by Amendment No. 2, including access to and an opportunity to ask questions of the Company's management; and (iii) are aware that they have received “restricted” securities under the Offering. Roundball’s conversion rights with respect to the Amendment No. 2 are set forth in Item 1.01, which description is hereby incorporated by reference in this Item 3.02.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Amendment No. 2 to Convertible Loan Agreement, dated December 30, 2013, among the Company and Roundball.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    January 2, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Amendment No. 2 to Convertible Loan Agreement, dated December 30, 2013, among the Company and Roundball.